Crosstex

Energy Services, Strong Dedicated

NATURAL GAS PURCHASE/SALE CONFIRMATION

Date:

12-14-2007

Deal:

12142007000013

To:

Florida Public Utilities Company

Phone:

561-838-1723

Attn:

Chris Snyder

Fax

561-838-1713

This shall serve as confirmation of the verbal agreement between Buyer and Seller regarding the purchase and sale of natural gas as follows:

Buyer:

Florida Public Utilities Company

Seller:

Crosstex Gulf Coast Marketing Ltd.

Contract #: SLSG7737

Contract Status: ACTIVE

Contract Date: 5/1/2003

Product Class: Natural Gas

Delivery Period Star-End Date	Contract Qty/D	Units	Contract Price Basis	Performance Obligation	Delivery/Receipt Point(s) (Station Name)	Pipeline
01/01/08-12/31/08	3,500	MMBTU	(1)*	Firm	71287 PEARL RIVER FGT<XTX MS	Florida

* Footnotes:

(1) - IFFGTZN3 plus $0.0200 base adjustment

This sale of natural gas is a firm transaction subject to performance obligation of 100%.  Buyer understands and agrees that it is responsible for receiving the full Contract quantity each month, and that events of force majeure are not acceptable reasons for non-performance.  In the event that there is a deficiency in receipts, Buyer will be responsible for restoring the negative value difference, if any, that Crosstex must endure to resell such deficient volume.

Should the foregoing not reflect your understanding of the transaction please contact Crosstex Gulf Coast Marketing, Ltd. representative within 24 hours from receipt of this confirmation; otherwise, this transaction shall be considered acceptable to both parties and effective as of the above terms and dates. The parties further agree that this confirmation shall be binding unless superseded by either a new contract or amendment (Exhibit "A") to an existing contract.

Florida Public Utilities Company

Crosstex Gulf Coast Marketing, Ltd.

By and through its general partner,

Crosstex Energy Services GP, LLC

By:

/s/ C. L. Stein

By:

/s/ Terry Brown

Name:

C.L. Stein

Terry Brown

Title:

COO & Senior Vice President

Vice President Commercial Services

Account Rep:

Ron Webb

Phone:

214·953-9570

Fax:

214·999-0570

2501 Cedar Springs, Suite 100* Dallas. TX 75201* (214) 953·9500